UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 6, 2005

James River Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51480 (Commission File Number)	05-0539572 (I.R.S. Employer Identification No.)

1414 Raleigh Road, Suite 415
Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                     (919) 883-4171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On September 6, 2005, James River Group, Inc. (the “Company”) issued a press release announcing the Company’s preliminary estimate of after-tax losses from Hurricane Katrina.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01         Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated September 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

James River Group, Inc.

(Registrant)

Date: September 8, 2005	By:	/s/ Michael T. Oakes
Name: Michael T. Oakes Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated September 6, 2005